UBS Investment Bank

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')); 15YR ; AF15JAN; CURRRATE gt 5.75

Pool Summary	COUNT	UPB	%
Conforming	207	$31,066,525.95	27.68%
Non-Conforming	169	81,164,608.29	72.32
Total:	376	$112,231,134.24	100.00%
Data as of Date: 2004-01-01
AVG UPB: $298,487.06
GROSS WAC: 6.4862%
NET WAC: 6.234%
% SF/PUD: 76.80%
% FULL/ALT: 18.94%
% CASHOUT: 38.40%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.30%
WA LTV: 69.87%
% FICO > 679: 60.39%
% NO FICO: 0.00%
WA FICO: 694
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 1.37%
CALIFORNIA %: 30.23%
Latest Maturity Date: 20190101
Loans with Prepay Penalties: 1.37%

Product Type	COUNT	UPB	%
15 YR BALLOON	164	$28,946,485.24	25.79%
15 YR FXD	212	83,284,649.00	74.21
Total:	376	$112,231,134.24	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	10	$407,735.73	0.36%
$50,000.01 - $100,000.00	56	4,138,404.32	3.69
$100,000.01 - $150,000.00	57	6,985,039.58	6.22
$150,000.01 - $200,000.00	35	6,062,588.85	5.40
$200,000.01 - $250,000.00	20	4,459,348.52	3.97
$250,000.01 - $300,000.00	15	4,031,021.68	3.59
$300,000.01 - $350,000.00	43	14,392,597.41	12.82
$350,000.01 - $400,000.00	46	17,476,846.22	15.57
$400,000.01 - $450,000.00	28	11,877,581.88	10.58
$450,000.01 - $500,000.00	27	12,916,870.67	11.51
$500,000.01 - $550,000.00	8	4,127,968.12	3.68
$550,000.01 - $600,000.00	6	3,448,104.05	3.07
$600,000.01 - $650,000.00	8	5,119,608.70	4.56
$700,000.01 - $750,000.00	2	1,497,022.89	1.33
$750,000.01 - $800,000.00	2	1,534,676.50	1.37
$800,000.01 - $850,000.00	4	3,324,784.43	2.96
$850,000.01 - $900,000.00	1	870,000.00	0.78
$950,000.01 - $1,000,000.00	3	2,969,703.12	2.65
$1,000,000.01 >=	5	6,591,231.57	5.87
Total:	376	$112,231,134.24	100.00%
Minimum: $32,800.00
Maximum: $1,500,000.00
Average: $299,679.28

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	10	$407,735.73	0.36%
$50,000.01 - $100,000.00	56	4,138,404.32	3.69
$100,000.01 - $150,000.00	57	6,985,039.58	6.22
$150,000.01 - $200,000.00	35	6,062,588.85	5.40
$200,000.01 - $250,000.00	20	4,459,348.52	3.97
$250,000.01 - $300,000.00	15	4,031,021.68	3.59
$300,000.01 - $350,000.00	44	14,742,335.84	13.14
$350,000.01 - $400,000.00	45	17,127,107.79	15.26
$400,000.01 - $450,000.00	29	12,324,406.31	10.98
$450,000.01 - $500,000.00	26	12,470,046.24	11.11
$500,000.01 - $550,000.00	8	4,127,968.12	3.68
$550,000.01 - $600,000.00	6	3,448,104.05	3.07
$600,000.01 - $650,000.00	8	5,119,608.70	4.56
$700,000.01 - $750,000.00	2	1,497,022.89	1.33
$750,000.01 - $800,000.00	2	1,534,676.50	1.37
$800,000.01 - $850,000.00	4	3,324,784.43	2.96
$850,000.01 - $900,000.00	1	870,000.00	0.78
$950,000.01 - $1,000,000.00	3	2,969,703.12	2.65
$1,000,000.01 >=	5	6,591,231.57	5.87
Total:	376	$112,231,134.24	100.00%
Minimum: $32,578.63
Maximum: $1,500,000.00
Average: $298,487.06

Gross Rate	COUNT	UPB	%
5.751% - 6.000%	99	$42,908,298.52	38.23%
6.001% - 6.250%	49	19,313,929.59	17.21
6.251% - 6.500%	38	13,582,601.52	12.10
6.501% - 6.750%	13	3,222,165.13	2.87
6.751% - 7.000%	44	9,319,319.88	8.30
7.001% - 7.250%	39	7,198,231.28	6.41
7.251% - 7.500%	41	6,623,529.03	5.90
7.501% - 7.750%	23	4,411,241.91	3.93
7.751% - 8.000%	16	2,912,048.17	2.59
8.001% - 8.250%	6	1,119,044.34	1.00
8.251% - 8.500%	7	1,510,855.22	1.35
8.501% - 8.750%	1	109,869.65	0.10
Total:	376	$112,231,134.24	100.00%
Minimum: 5.875%
Maximum: 8.625%
Weighted Average: 6.486%

Net Rate	COUNT	UPB	%
5.501% - 5.750%	99	$42,908,298.52	38.23%
5.751% - 6.000%	49	19,313,929.59	17.21
6.001% - 6.250%	38	13,582,601.52	12.10
6.251% - 6.500%	13	3,222,165.13	2.87
6.501% - 6.750%	46	9,487,619.88	8.45
6.751% - 7.000%	40	7,308,031.28	6.51
7.001% - 7.250%	40	6,571,329.03	5.86
7.251% - 7.500%	22	4,295,141.91	3.83
7.501% - 7.750%	15	2,802,248.17	2.50
7.751% - 8.000%	6	1,119,044.34	1.00
8.001% - 8.250%	7	1,510,855.22	1.35
8.251% - 8.500%	1	109,869.65	0.10
Total:	376	$112,231,134.24	100.00%
Minimum: 5.625%
Maximum: 8.375%
Weighted Average: 6.234%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

Jan 7, 2004 12:17

UBS Investment Bank

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')); 15YR ; AF15JAN; CURRRATE gt 5.75

Original Term to Maturity	COUNT	UPB	%
121 - 180	376	$112,231,134.24	100.00%
Total:	376	$112,231,134.24	100.00%
Minimum: 180
Maximum: 180
Weighted Average: 180

Remaining Term to Stated Maturity	COUNT	UPB	%
121 - 180	376	$112,231,134.24	100.00%
Total:	376	$112,231,134.24	100.00%
Minimum: 166
Maximum: 180
Weighted Average: 178

Seasoning	COUNT	UPB	%
<= 0	21	$7,742,820.00	6.90%
1 - 1	81	21,767,386.00	19.40
2 - 2	156	41,842,934.98	37.28
3 - 3	71	24,710,526.19	22.02
4 - 4	29	10,390,458.47	9.26
5 - 5	5	1,066,194.85	0.95
6 - 6	5	1,045,245.89	0.93
7 - 12	7	3,519,567.86	3.14
13 - 24	1	146,000.00	0.13
Total:	376	$112,231,134.24	100.00%
Minimum: 0
Maximum: 14
Weighted Average: 2

FICO Scores	COUNT	UPB	%
590 - 599	1	$478,200.50	0.43%
600 - 609	1	112,000.00	0.10
610 - 619	3	989,851.34	0.88
620 - 629	8	1,974,078.76	1.76
630 - 639	15	4,058,681.75	3.62
640 - 649	26	8,518,590.46	7.59
650 - 659	36	10,737,502.58	9.57
660 - 669	29	7,623,071.47	6.79
670 - 679	36	9,963,513.26	8.88
680 - 689	41	12,303,245.12	10.96
690 - 699	39	13,236,515.53	11.79
700 - 709	34	8,618,897.95	7.68
710 - 719	25	6,689,767.03	5.96
720 - 729	15	6,501,462.70	5.79
730 - 739	12	3,988,872.90	3.55
740 - 749	5	882,837.78	0.79
750 - 759	19	5,183,499.01	4.62
760 - 769	11	3,142,428.31	2.80
770 - 779	8	2,556,085.88	2.28
780 - 789	3	1,116,511.49	0.99
790 - 799	7	2,163,673.96	1.93
800 - 809	2	1,391,846.46	1.24
Total:	376	$112,231,134.24	100.00%
Minimum: 596
Maximum: 801
Weighted Average: 694

Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$79,730.73	0.07%
20.001% - 25.000%	1	749,414.92	0.67
25.001% - 30.000%	4	927,552.01	0.83
30.001% - 35.000%	1	396,025.26	0.35
35.001% - 40.000%	7	1,966,720.57	1.75
40.001% - 45.000%	8	3,016,423.86	2.69
45.001% - 50.000%	12	4,196,055.54	3.74
50.001% - 55.000%	16	4,558,971.47	4.06
55.001% - 60.000%	19	6,996,986.03	6.23
60.001% - 65.000%	27	11,488,043.60	10.24
65.001% - 70.000%	35	13,987,870.80	12.46
70.001% - 75.000%	46	16,506,539.24	14.71
75.001% - 80.000%	175	41,297,443.50	36.80
80.001% - 85.000%	5	1,061,354.91	0.95
85.001% - 90.000%	18	4,647,271.80	4.14
90.001% - 95.000%	1	354,730.00	0.32
Total:	376	$112,231,134.24	100.00%
Minimum: 12.31%
Maximum: 95.00%
Weighted Average: 69.87%

Combined Loan To Value Ratio	COUNT	UPB	%
10.001% - 15.000%	1	$79,730.73	0.07%
20.001% - 25.000%	1	749,414.92	0.67
25.001% - 30.000%	3	860,775.12	0.77
30.001% - 35.000%	1	396,025.26	0.35
35.001% - 40.000%	7	1,966,720.57	1.75
40.001% - 45.000%	7	2,373,234.03	2.11
45.001% - 50.000%	13	4,839,245.37	4.31
50.001% - 55.000%	14	4,295,738.69	3.83
55.001% - 60.000%	16	5,861,690.27	5.22
60.001% - 65.000%	25	11,082,253.13	9.87
65.001% - 70.000%	33	13,431,063.39	11.97
70.001% - 75.000%	42	15,634,185.01	13.93
75.001% - 80.000%	93	28,127,420.98	25.06
80.001% - 85.000%	7	1,536,018.44	1.37
85.001% - 90.000%	61	13,168,811.02	11.73
90.001% - 95.000%	51	7,672,271.01	6.84
95.001% - 100.000%	1	156,536.30	0.14
Total:	376	$112,231,134.24	100.00%
Minimum: 11.85%
Maximum: 100.00%
Weighted Average: 72.11%

DTI	COUNT	UPB	%
<= 0.000%	113	$38,442,000.54	34.25%
1.001% - 6.000%	1	275,805.20	0.25
6.001% - 11.000%	2	720,518.81	0.64
11.001% - 16.000%	8	1,797,730.25	1.60
16.001% - 21.000%	12	4,033,212.09	3.59
21.001% - 26.000%	23	5,586,509.18	4.98
26.001% - 31.000%	40	11,121,885.62	9.91
31.001% - 36.000%	67	16,982,650.23	15.13
36.001% - 41.000%	73	19,856,736.59	17.69
41.001% - 46.000%	22	6,288,946.56	5.60
46.001% - 51.000%	9	4,085,993.28	3.64
51.001% - 56.000%	3	1,662,391.66	1.48
56.001% - 61.000%	2	875,223.36	0.78
66.001% - 71.000%	1	501,530.87	0.45
Total:	376	$112,231,134.24	100.00%
Minimum: 0.000%
Maximum: 69.870%
Weighted Average: 34.097%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

Jan 7, 2004 12:17

UBS Investment Bank

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')); 15YR ; AF15JAN; CURRRATE gt 5.75

Geographic Concentration	COUNT	UPB	%
California	88	$33,929,942.26	30.23%
New York	26	11,990,092.88	10.68
Illinois	46	9,278,939.83	8.27
New Jersey	22	8,648,471.22	7.71
Florida	19	8,090,635.11	7.21
Virginia	9	4,112,599.38	3.66
Georgia	13	4,096,007.69	3.65
Colorado	20	3,701,297.30	3.30
Massachusetts	10	3,662,777.22	3.26
North Carolina	30	3,513,791.14	3.13
Texas	11	2,974,991.96	2.65
Washington	8	2,381,973.92	2.12
Utah	14	1,988,529.19	1.77
Connecticut	4	1,471,287.05	1.31
Missouri	3	1,131,597.33	1.01
South Carolina	6	1,091,871.11	0.97
Arizona	6	1,040,510.25	0.93
Louisiana	4	1,014,416.81	0.90
Tennessee	4	925,048.73	0.82
Maryland	3	780,106.84	0.70
Ohio	4	662,670.95	0.59
District Of Columbia	2	579,600.15	0.52
Pennsylvania	3	564,109.03	0.50
Minnesota	2	559,370.02	0.50
New Mexico	2	556,292.08	0.50
Alabama	1	474,491.02	0.42
Idaho	2	460,161.36	0.41
Rhode Island	2	435,319.92	0.39
Kentucky	1	430,000.00	0.38
Oklahoma	1	415,550.94	0.37
Montana	1	348,208.28	0.31
Oregon	2	264,450.09	0.24
Michigan	2	250,191.74	0.22
Iowa	1	116,100.00	0.10
Nevada	1	112,000.00	0.10
Indiana	2	110,687.02	0.10
Wisconsin	1	67,044.42	0.06
Total:	376	$112,231,134.24	100.00%

North-South CA	COUNT	UPB	%
States Not CA	288	$78,301,191.98	69.77%
South CA	61	24,188,690.18	21.55
North CA	27	9,741,252.08	8.68
Total:	376	$112,231,134.24	100.00%

Zip Code Concentration	COUNT	UPB	%
90210	2	$2,229,024.87	1.99%
11791	1	1,500,000.00	1.34
93035	1	1,378,731.35	1.23
20120	2	1,326,886.44	1.18
33134	1	1,280,000.00	1.14
Other	369	104,516,491.58	93.13
Total:	376	$112,231,134.24	100.00%

Loan Purpose	COUNT	UPB	%
Cash Out Refi	138	$43,096,008.74	38.40%
Purchase	134	35,450,758.51	31.59
Rate & Term Refi	104	33,684,366.99	30.01
Total:	376	$112,231,134.24	100.00%

Document Type	COUNT	UPB	%
Reduced	83	$39,821,522.36	35.48%
No Income Verified	133	26,831,480.50	23.91
Full	63	18,198,212.40	16.21
No Income No Asset	31	9,385,703.23	8.36
Stated Income Full Asset	21	7,382,210.67	6.58
No Doc	23	3,414,880.26	3.04
Alternate	7	3,055,162.98	2.72
Streamline	4	2,241,612.04	2.00
Stated Doc	3	885,787.83	0.79
No Ratio	2	505,361.55	0.45
Income Only	3	216,355.40	0.19
1 Paystub/Assets Verified	2	206,845.02	0.18
Stated Value	1	86,000.00	0.08
Total:	376	$112,231,134.24	100.00%

Property Type	COUNT	UPB	%
Single Family	227	$69,731,429.06	62.13%
Pud	33	13,144,283.45	11.71
Two Family	29	7,010,631.96	6.25
Condomimium	15	6,947,913.44	6.19
Three Family	20	5,673,378.05	5.06
Low Rise Condo (2-4 floors)	18	2,846,470.96	2.54
Pud Detached	12	2,347,017.71	2.09
Four Family	9	1,963,629.31	1.75
High Rise Condo (gt 8 floors)	5	1,398,921.42	1.25
Pud Attached	3	500,322.65	0.45
Single Family Attached	3	465,236.68	0.41
Mid Rise Condo (4-8 floors)	2	201,899.55	0.18
Total:	376	$112,231,134.24	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	236	$84,611,721.07	75.39%
Investor Occupied	125	21,489,252.52	19.15
Second Home	15	6,130,160.65	5.46
Total:	376	$112,231,134.24	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	367	$110,800,566.35	98.73%
36.000	5	532,547.07	0.47
60.000	4	898,020.82	0.80
Total:	376	$112,231,134.24	100.00%
wa Term: 0.651

Balloon Flag	COUNT	UPB	%
Balloon Loan	164	$28,946,485.24	25.79%
Not a Balloon Loan	212	83,284,649.00	74.21
Total:	376	$112,231,134.24	100.00%

Silent 2nd	COUNT	UPB	%
N	267	$92,716,506.34	82.61%
Y	98	16,262,358.55	14.49
	11	3,252,269.35	2.90
Total:	376	$112,231,134.24	100.00%

Lien Position	COUNT	UPB	%
1	376	$112,231,134.24	100.00%
Total:	376	$112,231,134.24	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

Jan 7, 2004 12:17

UBS Investment Bank

Fixed Bid Stratification

(DELCODE in ('BID,CMT,OWN,SVC')); 15YR ; AF15JAN; CURRRATE gt 5.75

Mortgage Ins.	COUNT	UPB	%
Lender Paid MI	3	$278,100.00	0.25%
MGIC	1	131,750.00	0.12
No MI	1	331,673.00	0.30
PMI Mortgage Insurance	3	1,075,195.44	0.96
Radian Guaranty	10	2,283,327.53	2.03
Republic Mortgage Insurance	2	463,929.19	0.41
Triad Guaranty Insurance Co.	1	385,541.80	0.34
United Guaranty	3	1,113,839.75	0.99
LTV <=80	352	106,167,777.53	94.60
Total:	376	$112,231,134.24	100.00%
% LTV > 80 NO MI: 0.30%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas\FINAL\CasMaster_gc2.cas

Jan 7, 2004 12:17